Exhibit 99.1

NEWS RELEASE

Science 37 Reports First Quarter 2022 Financial Results

Research Triangle Park, N.C., May 9, 2022 — Science 37 Holdings, Inc. (Nasdaq: SNCE), (“Science 37”) the Agile Clinical Trial Operating SystemTM, today reported its financial results for the quarter ended March 31, 2022.

"The first quarter of 2022 was marked by continued execution across all of our strategic priorities. We started the year with strong demand for our differentiated, end to end platform and revenue growth of 50% year over year. Additionally, we remained laser-focused on driving more cost out of the business," said David Coman, Chief Executive Officer of Science 37. "With our sales pipeline at an all-time high, several imminent new product introductions and rigid cost management, we anticipate that our current cash position is sufficient to support our plans to achieve long-term profitability."

Quarterly Financial Highlights

•Revenue was $18.7 million for the quarter ended March 31, 2022, a 50% increase compared to the same period in 2021.
•Net bookings were $30.6 million for the quarter ended March 31, 2022, compared to $40.7 million for the same period in 2021. Net bookings for the quarter ended March 31, 2022 were negatively impacted by two large COVID study cancellations that we discussed during the fourth quarter earnings call.
•Adjusted gross profit(1) was $3.2 million for the quarter ended March 31, 2022, compared to $3.9 million for the same period in 2021. Adjusted gross margin(1) was 17.2% for the quarter ended March 31, 2022, compared to 31.0% percent for the same period in the prior year.
•Net income was $44.9 million for the quarter ended March 31, 2022, resulting in diluted earnings per share of $0.35, compared to a net loss of $6.8 million in the same period in 2021, or diluted loss per share of $1.28. Net income for the quarter ended March 31, 2022 included a non-cash gain of $75.5 million resulting from revaluation of the earn-out liability.
•Adjusted net loss(1) was $23.3 million for the quarter ended March 31, 2022, compared to an adjusted net loss of $6.6 million in the same period in 2021.
•Adjusted EBITDA(1) was $(19.8) million for the quarter ended March 31, 2022, compared to $(5.1) million in the same period in 2021.

The decreases in adjusted gross profit, adjusted gross margin, adjusted EBITDA and adjusted net loss for the quarter ended March 31, 2022 as compared to the quarter ended March 31, 2021 were expected and primarily due to the impact of the two large COVID study cancellations that were discussed on the fourth quarter 2021 earnings call, the planned ongoing investments in our operating system and commercialization of the products to support growth, and the additional cost burden as a result of becoming a publicly traded company in the fourth quarter of 2021.

(1) Adjusted gross profit, adjusted gross margin, adjusted net loss and adjusted EBITDA are non-GAAP financial measures. For a reconciliation to the most directly comparable GAAP measure, please refer to "Reconciliation of GAAP to non-GAAP measures" section included in this press release.

Full Year 2022 Financial Outlook

Science 37 is reaffirming its revenue guidance of $86 million to $96 million for the fiscal year ending December 31, 2022. Additionally, Science 37 is providing adjusted EBITDA guidance of $(65) million to $(69) million for the fiscal year ending December 31, 2022.

The foregoing 2022 Financial Outlook statement represents management's current estimate as of the date of this release. Actual results may differ materially depending on a number of factors. Investors are urged to read the Cautionary Note Regarding Forward-Looking Statements included in this release. Management does not assume any obligation to update these estimates.

Science 37 has not provided a quantitative reconciliation of adjusted EBITDA guidance to net (income) loss on a forward-looking basis within this press release because the Company is unable, without unreasonable efforts, to provide reconciling information with respect to interest income, depreciation, amortization, stock-based compensation expense, restructuring costs and change in fair value of the Earn-Out liability, all of which are adjustments to adjusted EBITDA. These items,

NEWS RELEASE
which could materially affect the computation of forward-looking GAAP net income (loss), are inherently uncertain and depend on various factors, some of which are outside of the Science 37’s control.

Webcast and Conference Call Details

Science 37 will host a conference call today, May 9, 2022, at 8:00 a.m. ET to discuss its first quarter 2022 financial results. The conference call can be accessed live by dialing (844) 467-7754 for domestic callers or (270) 215-9366 for international callers and referring to Conference ID: 1388417. A live webcast of the conference call will be available in listen-only mode on the “Investor Relations” section of the Company's website at https://investors.science37.com/. An archived copy of the webcast will be available on the website after the call.

About Science 37

Science 37’s mission is to enable universal access to clinical research—making it easier for patients and providers to participate from anywhere and helping to accelerate the development of treatments that impact patient lives. As a pioneer of decentralized clinical trials, the Science 37 Agile Clinical Trial Operating System (OS) supports today’s more agile clinical research designs with its full stack, end-to-end technology platform and specialized networks of patient communities, telemedicine investigators, mobile nursing, remote coordinators, community providers, and data and devices. Configurable to enable almost any study type, the Science 37 OS enables up to 15x faster enrollment, 28% better retention and 3x more diverse patient population, as compared to the traditional site-centric clinical trial model, with industry-leading workflow orchestration, evidence generation and data harmonization. For more information, visit https://www.science37.com.

Cautionary Note Regarding Forward-Looking Statements

This press release contains certain forward-looking statements within the meaning of the federal securities laws, including statements regarding the products offered by Science 37, its sales pipeline and the markets in which it operates, and Science 37’s anticipated growth and profitability, projected future results, and revenue and adjusted EBITDA guidance for fiscal year 2022. These forward-looking statements generally are identified by the words “believe,” “project,” “expect,” “anticipate,” “estimate,” “intend,” “strategy,” “future,” “opportunity,” “plan,” “may,” “should,” “will,” “would,” “will be,” “will continue,” “will likely result” and similar expressions. Forward-looking statements are predictions, projections and other statements about future events that are based on current expectations and assumptions and, as a result, are subject to risks and uncertainties. Many factors could cause actual future events to differ materially from the forward-looking statements in this press release, including but not limited to: (i) the ability to maintain the listing of Science 37’s securities on Nasdaq, (ii) volatility in the price of Science 37’s securities due to a variety of factors, including changes in the competitive and highly regulated industries in which Science 37 operates, variations in performance across competitors, changes in laws and regulations affecting Science 37’s business and changes in its capital structure, (iii) the ability to implement business plans, forecasts, and other expectations, and to identify and realize additional opportunities, (iv) the risk that Science 37 may never achieve or sustain profitability, (v) the risk that Science 37 will need to raise additional capital to execute its business plan, which may not be available on acceptable terms or at all, and (vi) the potential adverse effects of the ongoing global COVID-19 pandemic. The foregoing list of factors is not exhaustive. You should carefully consider the foregoing factors and the other risks and uncertainties described in the “Risk Factors” section of our Annual Report on Form 10-K for the fiscal year ended December 31, 2021 filed with the U.S. Securities and Exchange Commission (the “SEC”) on March 22, 2022 and in our other documents filed by Science 37 from time to time with the SEC. These filings identify and address other important risks and uncertainties that could cause actual events and results to differ materially from those contained in the forward-looking statements. Forward-looking statements speak only as of the date they are made. Readers are cautioned not to put undue reliance on forward-looking statements, and Science 37 assumes no obligation and does not intend to update or revise these forward-looking statements, whether as a result of new information, future events, or otherwise, except as required by law. Science 37 does not give any assurance that Science 37 will achieve its expectations.

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Use of Non-GAAP Financial Measures and Key Performance Measures

In addition to the financial measures prepared in accordance with U.S. Generally Accepted Accounting Principles ("GAAP"), this press release contains certain non-GAAP financial measures, including adjusted gross profit, adjusted gross margin, adjusted EBITDA and adjusted net income (loss). A “non-GAAP financial measure” is generally defined as a numerical measure of a company’s financial performance that excludes or includes amounts from the most directly comparable measure calculated and presented in accordance with GAAP in the statements of operations, balance sheets, or statements of cash flows of the Company. Please refer to the reconciliations of the non-GAAP financial measures to their most directly comparable GAAP measures included in this press release and the accompanying tables contained at the end of this release.

The Company defines adjusted gross profit as gross profit excluding share-based compensation expense. The Company defines adjusted gross margin as gross margin excluding share-based compensation expense.

The Company defines adjusted net income (loss) (including adjusted diluted earnings per share) as net income (loss) (including diluted earnings per share) excluding transactions that the Company believes are not representative of its core operations, namely: restructuring and other costs; transaction and integration-related expenses; share-based compensation expense; other income (expense), net; and gain or loss on extinguishment of debt.

EBITDA represents earnings before interest, taxes, depreciation, and amortization. The Company defines adjusted EBITDA as EBITDA, further adjusted to exclude expenses and transactions that the Company believes are not representative of its core operations, namely: restructuring and other costs; transaction and integration-related expenses; share-based compensation expense; other income (expense), net; and gain or loss on extinguishment of debt.

Each of the non-GAAP measures noted above are used by management and the Board to evaluate the Company's core operating results because they exclude certain items whose fluctuations from period-to-period do not necessarily correspond to changes in the core operations of the business.

Management believes that adjusted gross profit, adjusted gross margin, adjusted EBITDA and adjusted net income (loss) are helpful to investors, analysts, and other interested parties because they can assist in providing a more consistent and comparable overview of our operations across our historical periods. In addition, these measures are frequently used by analysts, investors, and other interested parties to evaluate and assess performance.

Non-GAAP measures have limitations in that they do not reflect all of the amounts associated with the Company's results of operations as determined in accordance with GAAP. Also, other companies might calculate these measures differently.

This press release also contains certain key performance measures which we use to evaluate our business and results, measure performance, identify trends, formulate plans and make strategic decisions. We believe that the presentation of such metrics is useful to the Company’s investors because they are used to measure and model the performance of companies such as ours. Net bookings represent new business awards, net of contract modifications, contract cancellations, and other adjustments. Net bookings represent the minimum contractual value for the initial planned duration of a contract as of the contract execution date. The minimum fixed fees, upfront implementation fees and technology and support fees are included in net bookings. Estimates of variable revenue for utilization in excess of the contracted amounts is not included in the value of net bookings. Net bookings vary from period to period depending on numerous factors, including customer authorization volume, sales performance and the overall health of the life sciences industry, among others.

Contacts:

INVESTOR RELATIONS:
Caroline Paul
Gilmartin Group
investors@science37.com

MEDIA INQUIRIES:
Drew Bustos
Science 37
Phone: (984) 377-3737
Email: pr@science37.com

NEWS RELEASE
SCIENCE 37 HOLDINGS, INC. and SUBSIDIARIES
CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
(unaudited)

	Three Months Ended March 31,
(In thousands, except per share data)	2022	2021
Revenues (including amounts with related parties)	$18,686	$12,438

Operating expenses:
Cost of revenues (including amounts with related parties)	15,986	8,638
Selling, general and administrative	30,153	9,164
Depreciation and amortization	3,469	1,497
Total operating expenses	49,608	19,299

Loss from operations	(30,922)	(6,861)

Other income (expense):
Interest income	94	1
Sublease income	239	33
Change in fair value of earn-out liability	75,500	—
Other income (expense)	(18)	1
Total other income	75,815	35
Income (loss) before income taxes	44,893	(6,826)
Income tax (benefit) expense	(1)	—
Net income (loss)	$44,894	$(6,826)

Earnings (loss) per share:
Basic	$0.39	$(1.28)
Diluted	$0.35	$(1.28)

Weighted average common shares outstanding:
Basic	115,387	5,319
Diluted	126,462	5,319

NEWS RELEASE
SCIENCE 37 HOLDINGS, INC. and SUBSIDIARIES
CONDENSED CONSOLIDATED BALANCE SHEETS

	(unaudited)
(In thousands, except share data)	March 31, 2022	December 31, 2021
Assets
Current assets:
Cash and cash equivalents	$179,551	$214,601
Restricted cash	—	—
Accounts receivable and unbilled services, net (including amounts with related parties)	10,133	10,699
Prepaid expenses and other current assets	7,991	7,403
Total current assets	197,675	232,703
Property and equipment, net	1,374	1,393
Operating lease right-of-use assets	1,805	2,086
Capitalized software, net	32,122	24,290
Other assets	325	326
Total assets	$233,301	$260,798
Liabilities, redeemable convertible preferred stock and stockholders’ equity
Current liabilities:
Accounts payable	$10,764	$12,819
Accrued expenses and other liabilities	14,680	17,073
Deferred revenue	5,433	5,130
Total current liabilities	30,877	35,022
Long-term liabilities:
Long-term deferred revenue	2,030	2,478
Operating lease liabilities	1,176	1,322
Other long-term liabilities	1,637	1,477
Long-term earn-out liability	23,400	98,900
Total liabilities	59,120	139,199

Redeemable convertible preferred stock:
Redeemable convertible preferred stock, $0.0001 par value; 100,000,000 shares authorized, 0 issued and outstanding at March 31, 2022 and December 31, 2021, respectively	—	—
Stockholders’ equity:
Common stock, $0.0001 par value; 400,000,000 shares authorized, 115,713,623 and 114,991,026 issued and outstanding at March 31, 2022 and December 31, 2021, respectively	12	11
Additional paid-in capital	331,353	323,666
Accumulated deficit	(157,184)	(202,078)
Total stockholders’ equity	174,181	121,599
Total liabilities, redeemable convertible preferred stock and stockholders’ equity	$233,301	$260,798

NEWS RELEASE
SCIENCE 37 HOLDINGS, INC. and SUBSIDIARIES
CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS
(unaudited)

	Three Months Ended March 31,
(In thousands)	2022	2021
Operating activities
Net income (loss)	$44,894	$(6,826)
Adjustments to reconcile net loss to net cash used in operating activities:
Depreciation and amortization	3,469	1,497
Non-cash lease expense related to operating lease right-of-use assets	281	494
Stock-based compensation	7,557	225
Gain on change in fair value of earn-out liability	(75,500)	—
Changes in assets and liabilities:
Accounts receivable and unbilled services, net (including amounts with related parties)	566	2,139
Prepaid expenses and other current assets	(571)	(845)
Other assets	1	(142)
Accounts payable	(5,294)	(1,954)
Accrued expenses and other current liabilities	(3,255)	(2,213)
Deferred revenue	(145)	525
Operating lease liabilities	(145)	(216)
Other, net	159	229
Net cash used in operating activities	(27,983)	(7,087)
Investing activities
Capitalization of software development costs	(7,035)	(2,298)
Purchases of fixed assets	(146)	(111)
Net cash used in investing activities	(7,181)	(2,409)
Financing activities
Cash received from stock option exercises	114	63
Net cash provided by financing activities	114	63
Net decrease in cash, cash equivalents, and restricted cash	(35,050)	(9,433)
Cash, cash equivalents, and restricted cash, beginning of period	214,601	33,483
Cash, cash equivalents, and restricted cash, end of period	$179,551	$24,050
Supplemental disclosures of non-cash activities:
Balance in accounts payable and accrued expenses and other current liabilities related to capitalized software and fixed asset additions	$(4,101)	$(742)
Balance in prepaid expenses and other current assets related to stock option exercises	$17	$269

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SCIENCE 37 HOLDINGS, INC. and SUBSIDIARIES
Reconciliation of GAAP to NON-GAAP Measures
(Unaudited)

The following table provides reconciliation of adjusted gross profit and adjusted gross margin to gross profit and gross margin, the most directly comparable GAAP measures:

	Three Months Ended March 31,
(In thousands)	2022	2021
Revenues (including amounts with related parties)	$18,686	$12,438

Gross profit	$2,700	$3,800
Stock-based compensation expense(2)	514	55
Adjusted gross profit	$3,214	$3,855

Gross margin	14.4%	30.6%
Adjusted gross margin	17.2%	31.0%

The following table provides reconciliation of adjusted EBITDA to net income (loss), the most directly comparable GAAP measure:

	Three Months Ended March 31,
(In thousands)	2022	2021
Net income (loss)	$44,894	$(6,826)
Interest income	(94)	(1)
Depreciation and amortization	3,469	1,497
Other income(1)	(75,721)	(34)
Stock-based compensation expense	7,557	225
Transaction related expenses	61	—
Franchise taxes	52	—
Provision for income taxes	(1)	—
Adjusted EBITDA	$(19,783)	$(5,139)

The following table provides reconciliation of adjusted net loss to net income (loss), the most directly comparable GAAP measure:

	Three Months Ended March 31,
(In thousands)	2022	2021
Net income (loss)	$44,894	$(6,826)
Interest income	(94)	(1)
Other income(1)	(75,721)	(34)
Stock-based compensation expense	7,557	225
Transaction related expenses	61	—
Adjusted net loss	$(23,303)	$(6,636)
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(1)Includes a gain of $75.5 million recorded for the quarter ended March 31, 2022 associated with the change in the fair value of the earn-out liability.
(2)Represents the portion of total stock-based compensation expense recorded within cost of revenues.